SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 17, 2003
                                                           -------------



                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


        001-05767                                            54-0493875
        ---------                                            ----------
       (Commission                                        (I.R.S. Employer
        File No.)                                        Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (804) 527-4000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is filed as an Exhibit to this Report.

Exhibit No.       Description of Exhibit
99.1              Press release issued June 17, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

         The following disclosure is being furnished pursuant to Item 12. Results of Operations and Financial Condition.

         On June 17, 2003, Circuit City Stores, Inc. issued a press release announcing its first quarter results and board authorization for management to analyze options for the bankcard operation. The press release is attached hereto as Exhibit 99.1.






                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CIRCUIT CITY STORES, INC.



                                 By:  /s/Philip J. Dunn
                                      ------------------------------------------
                                       Philip J. Dunn
                                       Senior Vice President, Treasurer,
                                       Corporate Controller and
                                       Chief Accounting Officer



Date:    June 17, 2003